Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,375,000.00
Previously Paid Amount	2,660.12
Total Fee Amount	2,660.12
Total Offset Amount	0.00
Net Fee	$ 0.00